EXHIBIT (b)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Sit Mutual Funds II, Inc., do hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Sit Mutual Funds II, Inc., for the period ended March 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of Sit Mutual Funds II, Inc. for the stated periods.

Sit Mutual Funds II, Inc.	Sit Mutual Funds II, Inc.

/s/ Roger J. Sit	/s/ Paul E. Rasmussen
Roger J. Sit	Paul E. Rasmussen
Chairman and President	VP, Treasurer, CCO & Secretary
Principal Executive Officer	Principal Financial Officer

Dated: May 16, 2025

A signed original of this written statement required by Section 906 has been provided by Sit Mutual Funds II, Inc. and will be retained by Sit Mutual Funds II, Inc. and furnished to the SEC or its staff upon request.